LVIP T. Rowe Price 2030 Fund
(formerly, LVIP Managed Risk Profile 2030 Fund)
(Standard and Service Class)
Summary Prospectus	February 1, 2018

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462). The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2018, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the LVIP T. Rowe Price 2030 Fund (the “Fund”) is to seek the highest total return over time consistent with an emphasis on both capital growth and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.10%	0.10%
Acquired Fund Fees and Expenses (AFFE)[1]	0.46%	0.46%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.81%	1.06%
Less Fee Waiver and Expense Reimbursement[3]	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.71%	0.96%
[1] Other Expenses and AFFE are based on estimates for the current fiscal year.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the total annual fund operating expenses (excluding AFFE) exceed 0.25% of the Fund’s average daily net assets for the Standard Class and 0.50% of the Fund’s average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with advisory fee waiver and expense reimbursement for the contractual period and the total operating expenses without advisory fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$73	$249	$440	$ 992
Service Class	$98	$327	$575	$1,285
LVIP T. Rowe Price 2030 Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
Target Date Strategy. The Fund is managed based on the specific retirement year (target date 2030) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who retires at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. The Fund is designed for an investor who plans to retire at approximately 65 years of age. If an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, will use underlying funds (“Underlying Funds”), including exchange-traded funds, to invest in a broad mix of equity and fixed income securities.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Daily cash flows investments and as-needed rebalancing trades will be used to conform the Fund’s portfolio to its glide path. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks was approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 20 years after its target date, when its allocation to stocks will remain fixed at approximately 31% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by the sub-adviser to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than five percentage (5%) points. When deciding upon allocations within these prescribed limits, the sub-adviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profits. The opposite may be true when strong economic growth is expected. When adjusting exposure among the individual Underlying Funds, the sub-adviser will consider relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, and small-, mid-, and large-cap stocks, as well as the outlook for inflation. The sub-adviser also considers the capacity of an Underlying Fund to absorb additional cash flow. In addition, the sub-adviser may make investments in the T. Rowe Price U.S. Treasury Money Fund to help manage cash flows into and out of the Fund and invest new purchases in accordance with the Fund’s target allocations, as well as for tactical allocations to money market securities.
Certain investment restrictions, such as a required minimum or maximum investment by an Underlying Fund in a particular type of security or currency, are measured at the time the Fund purchases a security or currency. The status, market value, maturity, credit quality, or other characteristics of an Underlying Fund’s securities or currencies may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities or currencies to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and
2	LVIP T. Rowe Price 2030 Fund

will not require the sale of an investment if it was proper at the time the investment was made (this exception does not apply to the Fund’s borrowing policy or liquidity policy). However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.
The subadviser may sell securities for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.
The following table illustrates how the Fund is generally expected to be allocated between the asset classes. The table also shows the sectors within those broad asset classes to which the Fund will have exposure, and the expected allocations to the Underlying Funds that will be used to represent those sectors. The Fund’s overall allocation to stocks is represented by a diversified mix of U.S. and international stock funds that employ both growth and value investment approaches and consist of large-cap, mid-cap, and small-cap stocks. The Fund’s overall allocation to bonds is represented by a “core” fixed income component designed to have lower overall volatility and a “diversifying” fixed income component designed to respond to a variety of market conditions and improve risk adjusted returns. The information in the table represents the neutral allocations for the Fund as of February 1, 2018. The Fund’s neutral allocations are generally adjusted quarterly. The target allocations and actual allocations may differ. The Fund’s shareholder reports set forth its actual allocations between stock funds and bond funds and to the individual Underlying Funds.
Asset Class	Underlying Funds	Allocation
Stocks
	LVIP SSGA S&P 500 Index Fund	23.35%
	T. Rowe Price Growth Stock Fund (I Class)	7.78
	T. Rowe Price Value Fund (I Class)	7.78
	LVIP SSGA Mid-Cap Index Fund	3.03
	T. Rowe Price Mid Cap Growth Fund (I Class)	1.52
	T. Rowe Price Mid Cap Value Fund (I Class)	1.52
	LVIP SSGA Small-Cap Index Fund	2.78
	T. Rowe Price New Horizons Fund (I Class)	1.39
	T. Rowe Price Small Cap Value Fund (I Class)	1.39
	LVIP SSGA International Index Fund	11.05
	T. Rowe Price International Stock Fund (I Class)	3.68
	T. Rowe Price International Value Equity Fund (I Class)	3.68
	T. Rowe Price Emerging Markets Stock Fund (I Class)	3.25
	T. Rowe Price Real Assets Fund (I Class)	3.80
Bonds
	LVIP SSGA Bond Index Fund	13.20%
	T. Rowe Price International Bond Fund (USD Hedged) (I Class)	2.20
	T. Rowe Price US Treasury Long-Term (I Class)	2.96
	T. Rowe Price High Yield Fund (I Class)	1.82
	T. Rowe Price Emerging Markets Bond Fund (I Class)	1.82
	T. Rowe Price Limited Duration Inflation Focused Bond Fund (I Class)	2.00
Description of Underlying Funds
The Fund’s investments are concentrated in the Underlying Funds, so the Fund’s investment performance is directly related to the investment performance of these Underlying Funds.
The following table gives a brief description of the principal investment programs of the Underlying Funds. The Underlying Funds’ investment programs are described in greater detail in each Underlying Fund’s prospectus.
The major characteristics of the Underlying Funds are as follows:
Bond/Money Market Underlying Funds	Fund Objective
LVIP SSGA Bond Index Fund	Seeks to match as closely as practicable, before fees and expenses, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.
T. Rowe Price Emerging Markets Bond Fund	High income and capital appreciation by normally investing at least 80% of net assets in government or corporate debt securities of emerging market countries.
T. Rowe Price High Yield Fund	High current income and, secondarily, capital appreciation by investing in a widely diversified portfolio of below investment-grade bonds – also known as “junk” bonds.
LVIP T. Rowe Price 2030 Fund	3

Bond/Money Market Underlying Funds	Fund Objective
T. Rowe Price International Bond Fund (USD Hedged)	High current income and capital appreciation by investing primarily in high-quality, non-dollar-denominated bonds outside the U.S.
T. Rowe Price Limited Duration Inflation Focused Bond Fund	High level of income consistent with minimal fluctuation in principal value and liquidity with investments designed to provide some protection against the impact of inflation. Duration will range within two years of the Bloomberg Barclays U.S. 1-5 Year Treasury TIPS Index.
T. Rowe Price U.S. Treasury Long-Term Fund	Highest level of income consistent with maximum credit protection. Weighted average maturity is expected to vary between 15 and 20 years, but may range from 10 to 30 years.
T. Rowe Price U.S. Treasury Money Fund	A money market fund managed to provide a stable share price of $1.00. Invests at least 80% of its net assets in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. government, and repurchase agreements thereon. In addition, the fund operates as a “government money market fund,” which requires the fund to also invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by government securities or cash.

Stock Underlying Funds	Fund Objective
LVIP SSGA International Index Fund	Seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
LVIP SSGA Mid-Cap Index Fund	Seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
LVIP SSGA S&P Index 500 Fund	Seeks to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publically traded in the U.S. as represented in the Standard & Poor’s 500 Stock Index®.
LVIP SSGA Small-Cap Index Fund	Seeks to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
T. Rowe Price Emerging Markets Stock Fund	Long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.
T. Rowe Price Growth Stock Fund	Long-term capital growth through investments in stocks of a diversified group of larger growth companies.
T. Rowe Price International Stock Fund	Long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies. The fund takes a growth approach to stock selection.
T. Rowe Price International Value Equity Fund	Long-term capital growth and current income primarily through investments in non-U.S. stocks, with an emphasis on large-capitalization stocks. The fund takes a value approach to stock selection.
T. Rowe Price Mid-Cap Growth Fund	Long-term capital appreciation through investments in mid-cap stocks with potential for above-average earnings growth.
T. Rowe Price Mid-Cap Value Fund	Long-term capital appreciation by investing primarily in mid-size companies that appear to be undervalued.
T. Rowe Price New Horizons Fund	Long-term growth of capital through investments in stocks of small rapidly growing companies. Invests primarily in emerging growth companies, early in their corporate life cycles.
T. Rowe Price Real Assets Fund	Long-term capital growth through investments in companies that own, or are involved with, real assets (such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities).
T. Rowe Price Small-Cap Value Fund	Long-term capital growth through investments in small U.S. companies whose common stocks are believed to be undervalued.
4	LVIP T. Rowe Price 2030 Fund

Stock Underlying Funds	Fund Objective
T. Rowe Price Value Fund	Long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.
The Fund seeks to offer a professionally managed investment program designed to simplify the accumulation of assets prior to retirement and the management of those assets after retirement. The Fund establishes asset allocations that are designed to be broadly appropriate to investors at specific stages of their retirement planning, and then the Fund alters the asset mix over time to meet increasingly conservative investment needs. After the Fund reaches the stated retirement year indicated in its name, the Fund will continue to “roll down” to a more conservative allocation designed to place greater emphasis on income and reduce investors’ overall risks. About 20 years after its stated retirement year, the Fund will maintain approximately a 31% allocation to stocks. For retirement funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. As time elapses and an investor’s assumed retirement date approaches, a retirement fund’s allocations to stocks will decrease in favor of fixed income securities. After reaching its stated retirement date, the retirement fund’s allocations to stocks will continue decreasing over time in an effort to focus more on higher income and lower risk, which are generally more important to investors managing their assets after they retire. After the stated target date, the retirement funds emphasize reducing inflation and longevity risks to support a lifetime withdrawal horizon while still maintaining adequate fixed income allocation to help offset market risk. The Fund’s portfolio is regularly rebalanced to ensure that it stays true to its glide path.
Before investing in the Fund, you should consider your estimated retirement date and risk tolerance. The Fund’s investment program assumes a retirement age of 65. It is expected that the investor will choose a retirement fund whose stated retirement date is closest to the date the investor turns 65. Choosing a retirement fund targeting an earlier date represents a more conservative choice; targeting a retirement fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the retirement fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. This prospectus describes the specific investment program for only this particular retirement fund.
The Fund is non-diversified for purposes of the Investment Company Act of 1940 (“1940 Act”), and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. Through the Underlying Funds, the Fund indirectly owns a broader mix of equity securities (stocks) and fixed income securities (bonds).
Principal Risks
The Fund is not a complete retirement solution and there is no guarantee the Fund will achieve its goals. An investor must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income an investor may have available. An investor may have different retirement needs than the allocation model anticipates.
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of the Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund’s investment performance is affected by each Underlying Fund’s investment performance, and the Fund’s ability to achieve its investment objective depends, in large part, on each Underlying Fund’s ability to meet its investment objective. The following risks reflect the Fund’s principal risks, which include the Underlying Funds’ principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Deflation Risk. Deflation risk is the risk that prices throughout the economy will decline over time (the opposite of inflation). If inflation is negative, the principal and income of an inflation-protected bond will decline, resulting in losses.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
LVIP T. Rowe Price 2030 Fund	5

•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the Fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs. To the extent that a third-party insurance company has a large position in the Fund, the Fund may experience relatively large redemptions if such insurance company reallocates its assets.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
•	Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Non-Diversification Risk. When a mutual fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
6	LVIP T. Rowe Price 2030 Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 15.20%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (16.05%).
The Fund’s performance between May 2, 2011 and December 31, 2016 reflects the impact of the risk management strategy, which was discontinued as of February 1, 2018.
	Average Annual Total Returns For periods ended 12/31/16
	1 year	5 years	Lifetime Since inception (4/30/07)
LVIP T. Rowe Price 2030 Fund – Standard Class	3.72%	5.23%	3.30%
LVIP T. Rowe Price 2030 Fund – Service Class	3.45%	4.97%	3.04%
Wilshire 5000 Total Market IndexSM (reflects no deductions for fees, expenses or taxes)	13.37%	14.71%	6.73%
Managed Risk Profile 2030 Composite (reflects no deductions for fees, expenses or taxes)*	7.21%	8.42%	4.53%
*	The 2030 Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 42% Wilshire 5000 Total Market IndexSM, 29% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index, 6% Bloomberg Barclays U.S. TIPS Index and 3% MSCI Emerging Markets NR Index. The performance of the 2030 Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
Amritansh Tewary	Assistant Vice President	Since May 2016

T. Rowe Price Portfolio Managers	Company Title	Experience with Fund
Jerome A. Clark, CFA	Co-Portfolio Manager	Since February 2018
Wyatt A. Lee, CFA	Co-Portfolio Manager	Since February 2018
LVIP T. Rowe Price 2030 Fund	7

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
8	LVIP T. Rowe Price 2030 Fund